UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2024

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

125 Vista Boulevard, Slingerlands, New York	12159
(Address of principal executive offices)	(Zip Code)

 (518) 782-7700

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PLUG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 16, 2024, the Board of Directors (the “Board”) of Plug Power Inc. (the “Company”) appointed Colin Angle as a director of the Company.

Mr. Angle has been designated as a Class III director to serve until the Company’s 2026 annual meeting of the stockholders or until his successor has been duly elected and qualified, or until his earlier death, removal or resignation. The Board has determined that Mr. Angle is an independent director as defined in the NASDAQ Stock Market listing standards and applicable Securities and Exchange Commission rules and regulations.

Prior to joining the Board, Mr. Angle was chief executive officer of iRobot Corporation (“iRobot”) from June 1997 to January 2024, where he was a co-founder and served on the board of iRobot from October 1992 to May 2024, including as chairman of the board of iRobot from October 2008 to January 2024. Mr. Angle previously worked at the National Aeronautical and Space Administration’s Jet Propulsion Laboratory, where he participated in the design of the behavior controlled rovers that led to Sojourner exploring Mars in 1997. He is a director of Ixcela, Inc., a private biotech company that provides support and treatment for a variety of gut related diseases. Mr. Angle holds a B.S. in Electrical Engineering and an M.S. in Computer Science, both from the Massachusetts Institute of Technology.

For his service as a non-employee director, Mr. Angle will be compensated in accordance with the Non-Employee Director Compensation Plan. The Company and Mr. Angle entered into the Company’s standard indemnification agreement for non-employee directors. There are no arrangements or understandings between Mr. Angle and any other person pursuant to which Mr. Angle was elected as director. There are no transactions in which Mr. Angle has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On August 22, 2024, the Company issued a press release with respect to the appointment of Colin Angle to the Board. A copy of the press release is furnished herewith as Exhibit 99.1.

The information included in this Item 7.01 and Exhibit 99.1 of this Current Report are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall this item and Exhibit 99.1 be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such future filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Plug Power Inc. dated August 22, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plug Power Inc.

Date: August 22, 2024	By:	/s/ Paul Middleton
Name: Paul Middleton
Title: Chief Financial Officer